Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 2002

         The Dow Jones Select Dividend Index Strategy Portfolio 2019-4

                        Select S&P Core Portfolio 2019-4

                        INVESCO UNIT TRUSTS, SERIES 2015

                    Financial Institutions Portfolio 2019-4

                         Supplement to the Prospectuses

As of December 9, 2019, BB&T Corporation (ticker: BBT) has changed its name to Truist Financial Corporation and its ticker symbol to TFC. As a result, effective immediately, all references in each Portfolio's Prospectus to BB&T Corporation are replaced by Truist Financial Corporation.

Supplement Dated: December 9, 2019